ANIMATED ELECTRONIC INDUSTRIES SDN. BHD.

(Incorporated in Malaysia)

CONTENTS

                                                                       Page
REPORT OF THE AUDITORS                                                  2-3

CONSOLIDATED BALANCE SHEET                                               4

CONSOLIDATED PROFIT AND LOSS ACCOUNT                                     5

COMPANY BALANCE SHEET                                                    6

COMPANY PROFIT AND LOSS ACCOUNT                                          7

CONSOLIDATED CASH FLOW STATEMENT                                        8-10

NOTES TO THE ACCOUNTS                                                  11-26


REPORT OF THE AUDITORS TO THE MEMBERS

ANIMATED ELECTRONIC INDUSTRIES SDN. BHD.

(Incorporated in Malaysia)

We have audited the financial statements set out on pages 4 to 26 in accordance with Approved Auditing Standards and, accordingly, included such tests of the accounting records and such other auditing procedures as we considered appropriate in the circumstances.

In our opinion:-

(b) the accounts and notes which have been prepared in accordance with applicable approved accounting standards and under the historical cost convention, are properly drawn up so as to give a true and fair view of:

          (b) the matters required by Section 169 of the Companies Act, 1965 to be dealt with in the accounts of the Group and of the Company.

          (b) the state of affairs of the Group and of the Company at 31 December 1998 and of the results of the operations of the Group and of the Company for the year ended on that date, in accordance with the provisions of the Companies Act, 1965; and

          (b)  the cash flows of the Group for the year ended 31 December 1998.

(b) the accounting and other records and the registers required by the Companies Act, 1965 to be kept by the Company and its subsidiary companies have been properly kept in accordance with the provisions of the said Act.

We are satisfied that the accounts of the subsidiaries that have been consolidated with the Company's accounts are in form and content appropriate and proper for the purposes of the preparation of the consolidated accounts and we have received satisfactory information and explanations required by us for those purposes.

Our auditors' reports on the accounts of the subsidiaries were not subject to any qualification and did not include any comment made under subsection (3) of
Section 174 of the Companies Act 1965.

Without qualifying our opinion above, we draw your attention to Note 6 to the accounts whereby capital transactions undertaken by the Group and the Company during the financial year has resulted in amount of RM30,397,500 and RM22,725,000 owing to the Group and Company respectively as at 31 December 1998. At the date of our audit report, the above balances has not been settled by the respective parties. The directors are of the opinion that the amount will be settled within twelve months from the date of the transactions.

REPORT OF THE AUDITORS TO THE MEMBERS

(INCORPORATED IN MALAYSIA)

Accounting principles generally accepted in Malaysia vary in certain respects from accounting principles generally accepted in the United States. The application of the latter would have affected the determination of the aforementioned financial statements to the approximate extent indicated in Note 14.

         CH YAP & CO.                                 YAP CHEE CHING
         NO. AF 1005                                  NO. 1627/3/2000 (J)
         PUBLIC ACCOUNTANTS                           PROPRIETOR

Kuala Lumpur

Dated: 16th April 1999

ANIMATED ELECTRONIC INDUSTRIES SDN. BHD.
(Incorporated in Malaysia)

CONSOLIDATED BALANCE SHEET AT 31 DECEMBER 1998
PRESENTED IN RINGGIT MALYASIA

                                                                   Note             1998                  1997
                                                                   ----             ----                  ----
                                                                                     RM                    RM

FIXED ASSETS                                                         3             2,403,400             4,087,883

GOODWILL ON CONSOLIDATION                                            4             2,157,018             5,749,423

CURRENT ASSETS
Stocks                                                                                25,649               202,350
Trade debtor                                                                             500                 2,958
Non trade debtors and deposits                                       6            30,756,337               628,759
Cash and bank balances                                                                 1,281                 1,219
                                                                             ----------------     -----------------
                                                                                  30,783,767               835,286
                                                                             ----------------     -----------------
CURRENT LIABILITIES

Non trade creditors and accruals                                                     296,875               239,456
Amount owing to ultimate holding company                             7               801,835                     -
Amount owing to corporate shareholders                               8                     -             2,647,597
Amount owing to a director                                                         2,129,604             3,643,641
Hire purchase creditors                                                               68,386               206,213
                                                                             ----------------     -----------------
                                                                                   3,296,700             6,736,907
                                                                             ----------------     -----------------

NET CURRENT ASSETS/(LIABILITIES)                                                  27,487,067           (5,901,621)
                                                                             ----------------     -----------------
                                                                                  32,047,485             3,935,685
                                                                             ----------------     -----------------
                                                                             ----------------     -----------------
REPRESENTING:

SHARE CAPITAL                                                        9             9,000,000               500,000

RETAINED PROFITS                                                                  20,353,236             2,189,426
                                                                             ----------------     -----------------
                                                                                  29,353,236             2,689,426

MINORITY INTEREST                                                                  2,221,354               794,650

LONG TERM LIABILITIES

Hire purchase creditors                                                              472,895               451,609

                                                                             ----------------     -----------------
                                                                                  32,047,485             3,935,685
                                                                             ----------------     -----------------
                                                                             ----------------     -----------------


     THE NOTES ON PAGES 11 TO 26 FORM AN INTEGRAL PART OF THESE ACCOUNTS.
                    AUDITORS' REPORT ON PAGES 2 AND 3.

ANIMATED ELECTRONIC INDUSTRIES SDN. BHD.
(Incorporated in Malaysia)

CONSOLIDATED PROFIT AND LOSS ACCOUNTS
FOR THE YEARS ENDED 31 DECEMBER 1998 AND 1997
PRESENTED IN RINGGIT MALYASIA

                                                                                1998                 1997
                                                                                ----                 ----
                                                                                 RM                   RM

REVENUE                                                                         4,683,927                34,237
                                                                           ---------------      ----------------
                                                                           ---------------      ----------------
PROFIT FOR THE YEAR  (Note 11)                                                 18,215,047               988,504

MINORITY INTEREST                                                                (51,237)               270,770
                                                                           ---------------      ----------------
PROFIT AFTER MINORITY INTEREST                                                 18,163,810             1,259,274

PRE-ACQUISITION LOSS                                                                    -               995,145
                                                                           ---------------      ----------------
PROFIT ATTRIBUTABLE TO THE GROUP                                               18,163,810             2,254,419

ACCUMULATED PROFIT/(LOSSES)                                                     2,189,426              (64,993)
BROUGHT FORWARD
                                                                           ---------------      ----------------
RETAINED PROFITS CARRIED FORWARD                                               20,353,236             2,189,426
                                                                           ---------------      ----------------
                                                                           ---------------      ----------------


RETAINED BY:

The Company                                                                    19,963,390             2,470,152
Subsidiary companies                                                              389,846             (280,726)
                                                                           ---------------      ----------------
                                                                               20,353,236             2,189,426
                                                                           ---------------      ----------------
                                                                           ---------------      ----------------


     THE NOTES ON PAGES 11 TO 26 FORM AN INTEGRAL PART OF THESE ACCOUNTS.
                    AUDITORS' REPORT ON PAGES 2 AND 3.

ANIMATED ELECTRONIC INDUSTRIES SDN. BHD.
(Incorporated in Malaysia)

BALANCE SHEET AT 31 DECEMBER 1998

                                                                Note              1998                1997
                                                                ----              ----                ----
                                                                                   RM                  RM

FIXED ASSETS                                                      3                574,235              4,581

SUBSIDIARY COMPANIES                                              5              5,860,999          7,425,632

CURRENT ASSETS

Non trade debtors and deposits                                    6             22,726,827              9,855
Cash and bank balances                                                                  52                150
                                                                          -----------------    ---------------
                                                                                22,726,879             10,005
                                                                          -----------------    ---------------
CURRENT LIABILITIES

Non trade creditors and accruals                                                    63,633             24,358
Amount owing to a corporate shareholder                           8                      -          2,618,166
Amount owing to a director                                                         135,090          1,827,542
                                                                          -----------------    ---------------
                                                                                   198,723          4,470,066
                                                                          -----------------    ---------------

NET CURRENT ASSETS/(LIABILITIES)                                                22,528,156        (4,460,061)
                                                                          -----------------    ---------------
                                                                                28,963,390          2,970,152
                                                                          -----------------    ---------------
                                                                          -----------------    ---------------

REPRESENTING:

SHARE CAPITAL                                                     9              9,000,000            500,000

RETAINED PROFITS                                                 10             19,963,390          2,470,152

                                                                          -----------------    ---------------
                                                                                28,963,390          2,970,152
                                                                          -----------------    ---------------
                                                                          -----------------    ---------------


     THE NOTES ON PAGES 11 TO 26 FORM AN INTEGRAL PART OF THESE ACCOUNTS.
                    AUDITORS' REPORT ON PAGES 2 AND 3.

ANIMATED ELECTRONIC INDUSTRIES SDN. BHD.
(Incorporated in Malaysia)

PROFIT AND LOSS ACCOUNTS
FOR THE YEAR ENDED 31 DECEMBER 1998

                                                                               1998                1997
                                                                               ----                ----
                                                                                RM                  RM

REVENUE                                                                        4,204,264             151,587
                                                                          ---------------     ---------------
                                                                          ---------------     ---------------
PROFIT FOR THE YEAR   (Note 11)                                               17,493,238           2,388,178

RETAINED PROFITS BROUGHT FORWARD                                               2,470,152              81,974
                                                                          ---------------     ---------------
RETAINED PROFITS CARRIED FORWARD                                              19,963,390           2,470,152
                                                                          ---------------     ---------------
                                                                          ---------------     ---------------


     THE NOTES ON PAGES 11 TO 26 FORM AN INTEGRAL PART OF THESE ACCOUNTS.
                    AUDITORS' REPORT ON PAGES 2 AND 3.

ANIMATED ELECTRONIC INDUSTRIES SDN. BHD.
(Incorporated in Malaysia)

CONSOLIDATED CASH FLOW STATEMENT
FOR THE YEAR ENDED 31 DECEMBER 1998 AND 1997
PRESENTED IN RINGGIT MALYASIA

                                                                                 1998                  1997
                                                                                 ----                  ----
                                                                                  RM                    RM

CASH FLOWS FROM OPERATING ACTIVITIES

Profit/(loss) for the year                                                       18,215,047               988,504
Pre-acquisition loss                                                                      -               995,145
                                                                           ------------------    ------------------
                                                                                 18,215,047             1,983,649
Adjustments for:

Amortisation of goodwill                                                            165,924               410,673
Depreciation of fixed assets                                                        403,490                 4,397
Goodwill on consolidation written off                                                     -               479,707
Gain on disposal of associated companies                                                  -           (3,665,507)
Gain on disposal of patent and design                                           (1,630,000)                     -
Gain on disposal of fixed assets                                                (3,251,961)                     -
Gain on disposal of unquoted investment                                            (12,000)                     -
Minority interest share of retained profits                                       3,024,352           (1,025,084)
Loss on disposal of fixed assets                                                      2,485                     -
                                                                           ------------------    ------------------
Operating profit/(loss) before working capital changes                           16,917,337           (1,812,165)

Decrease/(increase) in trade and non-trade debtors                             (30,184,932)               263,145
Increase in trade and non-trade creditors                                       (3,125,020)           (2,361,758)
Decrease in stocks                                                                  107,115                20,605
                                                                           ------------------    ------------------
NET CASH USED IN OPERATING ACTIVITIES                                          (16,285,500)           (3,890,173)
                                                                           ------------------    ------------------

CASH FLOWS FROM INVESTING ACTIVITIES

Proceeds from disposal of fixed assets                                            5,394,012               268,020
Purchase of fixed assets                                                        (1,203,701)             (250,151)
Acquisition of subsidiaries net of cash acquired                                          -                 1,069
Disposal of subsidiaries net of cash                                              2,069,792                     -
Proceeds from disposal of associated companies                                            -             3,871,791
Investments in unquoted shares                                                    (912,000)                     -
Proceeds from disposal of unquoted shares                                           924,000                     -
Purchase of patent and design                                                      (20,000)                     -
Proceeds from disposal of patent and design                                       1,650,000                     -
                                                                           ------------------    ------------------
NET CASH GENERATED FROM INVESTING ACTIVITIES                                      7,902,103             3,890,729
                                                                           ------------------    ------------------


     THE NOTES ON PAGES 11 TO 26 FORM AN INTEGRAL PART OF THESE ACCOUNTS.
                    AUDITORS' REPORT ON PAGES 2 AND 3.

ANIMATED ELECTRONIC INDUSTRIES SDN. BHD.
(Incorporated in Malaysia)

CONSOLIDATED CASH FLOW STATEMENT
FOR THE YEAR ENDED 31 DECEMBER 1998 AND 1997   (Cont'd)
PRESENTED IN RINGGIT MALYASIA

                                                                                 1998                  1997
                                                                                 ----                  ----
                                                                                  RM                    RM

CASH FLOWS FROM FINANCING ACTIVITIES

Issue of shares                                                                   8,500,000                     -
Payment to hire purchase creditors                                                 (116,541)                    -
                                                                           ------------------    ------------------
NET CASH GENERATED FROM FINANCING ACTIVITIES                                      8,383,459                     -
                                                                           ------------------    ------------------

NET INCREASE IN CASH AND CASH EQUIVALENTS                                                62                   556

CASH AND CASH EQUIVALENTS AT BEGINNING OF THE YEAR                                    1,219                   663

                                                                           ------------------    ------------------
CASH AND CASH EQUIVALENTS AT END OF THE YEAR                                          1,281                 1,219
                                                                           ------------------    ------------------
                                                                           ------------------    ------------------


REPRESENTED BY:

Cash and bank balances                                                                1,281                 1,219
                                                                           ------------------    ------------------
                                                                           ------------------    ------------------


ANALYSIS OF DISPOSAL OF SUBSIDIARY COMPANIES


                                                                                  1998
                                                                                  ----
                                                                                   RM

NET ASSETS DISPOSED:

Fixed assets                                                                        340,158
Goodwill                                                                          3,922,975
Cash and bank balances                                                                  208
Trade and non trade debtors                                                          59,812
Stocks                                                                               69,586
Trade and non trade creditors                                                      (177,360)
Minority interest                                                                  (130,139)
                                                                             ----------------
Share of net assets disposed                                                      4,085,240
Loss on disposal of subsidiary companies                                         (2,015,240)
                                                                             ----------------
Total purchase consideration                                                      2,070,000
less: Cash in subsidiary companies disposed                                            (208)
                                                                             ----------------
Cash inflow on disposal of subsidiary companies                                   2,069,792
                                                                             ----------------
                                                                             ----------------


      THE NOTES ON PAGES 11 TO 26 FORM AN INTEGRAL PART OF THESE ACCOUNTS.
                    AUDITORS' REPORT ON PAGES 2 AND 3.

ANIMATED ELECTRONIC INDUSTRIES SDN. BHD.
(Incorporated in Malaysia)

CONSOLIDATED CASH FLOW STATEMENT
FOR THE YEAR ENDED 31 DECEMBER 1998 AND 1997   (Cont'd)
PRESENTED IN RINGGIT MALYASIA

ANALYSIS OF ACQUISITION OF SUBSIDIARY COMPANIES

                                                                                  1997
                                                                                  ----
                                                                                   RM
NET ASSETS ACQUIRED:

Fixed assets                                                                      4,083,302
Investment in associated company                                                  3,310,000
Goodwill on consolidation                                                         4,680,356
Stocks                                                                              202,350
Trade and non trade debtors                                                         443,008
Cash and bank balances                                                                1,069
Trade and non trade creditors                                                   (4,329,629)
Minority interest                                                               (2,090,504)
                                                                             ----------------
Share of net assets acquired                                                      6,299,952
Goodwill on consolidation                                                         1,959,447
                                                                             ----------------
Total purchase consideration                                                      8,259,399
less: Cash in subsidiary companies acquired                                     (8,260,468)
                                                                             ----------------
Cash inflow on acquisition of subsidiary companies                                  (1,069)
                                                                             ----------------
                                                                             ----------------


     THE NOTES ON PAGES 11 TO 26 FORM AN INTEGRAL PART OF THESE ACCOUNTS.
                    AUDITORS' REPORT ON PAGES 2 AND 3.

ANIMATED ELECTRONIC INDUSTRIES SDN. BHD.
(Incorporated in Malaysia)

NOTES TO THE ACCOUNTS - 31 DECEMBER 1998

1.       PRINCIPAL ACTIVITIES

         The Company is principally engaged in the designing, manufacturing and marketing of video telecommunication and surveillance devices.

         One of the subsidiaries, Perwimas Telecommunication Sdn. Bhd., is the exclusive holder of a wireless broadband multimedia network licence granted by the Ministry of Energy, Communications & Multimedia of Malaysia operating under the name, VISIONET. The subsidiary company is licensed to provide network facilities and services for two-way wireless broadband multimedia application which include distance learning, live news coverage, remote video surveillance, emergency field services (e.g. telemedicine, etc.), on-site progress monitoring, energy conservation and building management.

         In addition to the above-named applications, VISIONET provides support for the design and production of multimedia programs, data hosting, broadband Virtual Private Network interconnection, digital video multi-cast and transmission of bandwidth-sensitive multimedia applications and services throughout Malaysia.

         The principal activities of the other subsidiary companies are set out in Note 5 to the accounts.

         There have been no significant changes in the nature of these activities during the financial year.

2.       SIGNIFICANT ACCOUNTING POLICIES

(a)      BASIS OF ACCOUNTING

         The accounts of the Group and of the Company have been prepared under the historical cost convention and comply with applicable approved accounting standards.

(b)      INVESTMENT  IN SUBSIDIARY COMPANIES

         Investment in subsidiary companies are stated at cost. Where in the opinion of the directors there has been a permanent diminution in value of the investment, provision for the diminution in value would be made.

ANIMATED ELECTRONIC INDUSTRIES SDN. BHD.
(Incorporated in Malaysia)

NOTES TO THE ACCOUNTS - 31 DECEMBER 1998

2.       SIGNIFICANT ACCOUNTING POLICIES (Cont'd)

(c)      BASIS OF CONSOLIDATION

         The consolidated accounts included the accounts of the Company and its subsidiary companies made up to the same financial year-end. The results of the subsidiary companies acquired or disposed of during the year are included in the consolidated profit and loss account from/to the effective dates of acquisition or disposal.

         Inter-company transactions are eliminated on consolidation and the consolidated accounts reflect external transactions only.

         The difference between the fair value of the net tangible assets of subsidiary companies at the date of acquisition and the purchase price is included in the consolidated balance sheet as goodwill or reserve arising on consolidation. Goodwill arising on consolidation is charged to the profit and loss account in the year of acquisition.

         Where in the opinion of the Directors that the subsidiary companies are expected to become profitable in the foreseeable future, goodwill on consolidation is amortised over the expected useful life.

         Goodwill on consolidation from the acquisition of subsidiary company, Perwimas Telecommunication Sdn. Bhd. is amortised over a period of 15 years commencing from the financial year ended 31 December 1997.

(d)      FIXED ASSETS AND DEPRECIATION

         Fixed assets are stated at cost less accumulated depreciation. Depreciation is calculated on a straight-line method over the expected useful lives of the assets concerned.

         The principal annual rates are:

         Motor vehicle                                        20%
         Office equipment                                     20%
         Furniture and fittings                               20%
         Tools and equipment                                  10%
         Video communication hardware and peripherals         10%
         Computer software                                    10%
         Office renovation                                    10%


ANIMATED ELECTRONIC INDUSTRIES SDN. BHD.
(Incorporated in Malaysia)

NOTES TO THE ACCOUNTS - 31 DECEMBER 1998

2.       SIGNIFICANT ACCOUNTING POLICIES (Cont'd)

(e)      INVESTMENT IN ASSOCIATED  COMPANIES

         The Company treats as associated companies those companies in which a long term equity interest of between 20 and 50 percent is held and where is permanent participation through Board representation.

         Investments in associated companies are stated at cost. The Group's share of profits less losses of associated companies are included in the consolidated profit and loss account, and the Group share of post-acquisition retained profits and reserves is added to the cost of investment in the consolidated balance sheet. These amounts are taken from the audited accounts of the companies concerned, made up to the financial year end of the Group. Where the accounting policies of the consolidation where the amounts involved are considered significant to the Group.

(f)      LONG TERM INVESTMENTS

         Investments in unquoted shares are stated at cost less provision for diminution in value.

(g)      STOCKS

         Stocks are stated at the lower of cost and net realisable value. In general, cost is determined on a first-in first-out basis.

(h)      DEFERRED TAXATION

         Deferred taxation, calculated by the liability method, is provided on timing differences arising from the different treatments in accounting and taxation of certain items except where it can be demonstrated with reasonable probability that the tax deferral will continue for the foreseeable future. In accounting for timing differences, deferred tax debits are not accounted for unless there is a reasonable expectation of their realisation.

(i)      DEBTORS

         Known bad debts are written off and specific provision is made against accounts which are doubtful of recovery.

ANIMATED ELECTRONIC INDUSTRIES SDN. BHD.
(Incorporated in Malaysia)

NOTES TO THE ACCOUNTS - 31 DECEMBER 1998

2.       SIGNIFICANT ACCOUNTING POLICIES (Cont'd)

(j)      FOREIGN CURRENCY CONVERSION

         Foreign currency assets and liabilities at the balance sheet date have been converted into Ringgit Malaysia at the rate of exchange ruling at the balance sheet date. Foreign currency transactions during the year have been converted into Ringgit Malaysia at the rates of exchange ruling at the dates of transactions. Gains or losses on exchange are included in the profit and loss account.

(k)      LONG TERM LIABILITIES

         Long term liabilities represent amount repayable twelve months after the balance sheet date.

(l)      REVENUE

         Revenue of the Group and the Company represents the net invoiced value of goods sold, management fees received, professional and tuition fees and other income earned.

NOTES TO THE ACCOUNTS - 31 DECEMBER 1998

3.       FIXED ASSETS
         THE GROUP

                                                                      Balance           Accumulated           Net Book
        1998                                                         31.12.98           Depreciation            Value
        ----                                                      ----------------    ------------------    ---------------
                                                                        RM                   RM                   RM

        Motor vehicle                                                           -                     -                  -
        Office equipment                                                  272,499                97,549            174,950
        Furniture and fittings                                             87,822                57,498             30,324
        Tools and equipment                                               578,283               217,515            360,768
        Video communication hardware and peripherals                    2,334,313               781,356          1,552,957
        Computer software                                                 521,779               262,156            259,623
        Office renovation                                                  41,615                16,837             24,778
                                                                  ----------------    ------------------    ---------------
                                                                       3,836,311              1,432,911          2,403,400
                                                                  ----------------    ------------------    ---------------
                                                                  ----------------    ------------------    ---------------


ANIMATED ELECTRONIC INDUSTRIES SDN. BHD.
(Incorporated in Malaysia)

NOTES TO THE ACCOUNTS - 31 DECEMBER 1998

3.       FIXED ASSETS (Cont'd)

            THE GROUP


                                                                      Balance            Accumulated          Net Book
        1997                                                         31.12.97            Depreciation           Value
        ----                                                      ----------------    ------------------    ---------------
                                                                        RM                   RM                   RM

        Motor vehicle                                                      40,067                32,053              8,014
        Office equipment                                                  110,456                53,939             56,517
        Furniture and fittings                                             83,056                43,182             39,874
        Tools and equipment                                               315,106               197,892            117,214
        Video communication hardware and peripherals                    5,073,808             1,844,063          3,229,745
        Computer software                                                 994,905               379,054            615,851
        Office renovation                                                  39,201                18,533             20,668
                                                                  ----------------    ------------------    ---------------
                                                                        6,656,599             2,568,716          4,087,883
                                                                  ----------------    ------------------    ---------------
                                                                  ----------------    ------------------    ---------------


         THE COMPANY


                                               Balance             Accumulated           Net Book
        1998                                   31.12.98            Depreciation           Value
                                            ---------------     -------------------    --------------
                                                  RM                    RM                  RM
        COST:

        Office equipment                           111,515                  36,594            74,921
        Furniture and fittings                       5,507                   4,830               677
        Tools and equipment                          4,965                   4,928                37
        Communication equipment                    554,000                  55,400           498,600
        Office renovation                           11,196                  11,196                 -
                                            ---------------     -------------------    --------------
                                                   687,183                 112,948           574,235
                                            ---------------     -------------------    --------------
                                            ---------------     -------------------    --------------


ANIMATED ELECTRONIC INDUSTRIES SDN. BHD.
(Incorporated in Malaysia)

NOTES TO THE ACCOUNTS - 31 DECEMBER 1998

3.        FIXED ASSETS (Cont'd)

         THE COMPANY

        1997                               Balance              Accumulated              Net Book
        ----                              31.12.97              Depreciation              Value
                                        --------------     -----------------------    ---------------
                                             RM                      RM                     RM

        COST:

        Office equipment                       22,299                      19,751              2,548
        Furniture and fittings                  5,507                       4,488              1,019
        Tools and equipment                     5,845                       4,831              1,014
        Computer software                           -                           -                  -
        Office renovation                      11,196                      11,196                  -
                                        --------------     -----------------------    ---------------
                                               44,847                      40,266              4,581
                                        --------------     -----------------------    ---------------
                                        --------------     -----------------------    ---------------


         At the balance sheet date, there were fixed assets of the Group which were acquired under instalment purchase plans for which there were outstanding instalments. The net book value of these assets amounted to RM776,862 (1997: RM894,569).

4.       GOODWILL ON CONSOLIDATION

         THE GROUP

                                                                                1998                  1997
                                                                                ----                  ----
                                                                                 RM                    RM
        Goodwill on consolidation                                                2,453,403            6,160,096
        less: Amount amortised                                                    (296,385)            (410,673)
                                                                           ----------------     -----------------
                                                                                 2,157,018            5,749,423
                                                                           ----------------     -----------------

                                                                           ----------------     -----------------
                                                                           ----------------     -----------------


ANIMATED ELECTRONIC INDUSTRIES SDN. BHD.
(Incorporated in Malaysia)

NOTES TO THE ACCOUNTS - 31 DECEMBER 1998

5.      SUBSIDIARY COMPANIES

         THE COMPANY


                                                                                1998                  1997
                                                                                ----                  ----
                                                                                 RM                    RM

        Unquoted shares, at cost                                                 5,860,999             6,300,999
        Amount owing by a subsidiary                                                     -             1,202,844
        Amount owing to a subsidiary                                                     -               (40,309)
        Amount owing by sub-subsidiary                                                   -                 2,431
        Amount owing to a sub-subsidiary                                                 -               (40,333)
                                                                           ----------------     -----------------
                                                                                 5,860,999             7,425,632
                                                                           ----------------     -----------------
                                                                           ----------------     -----------------


The subsidiary companies, all of which are incorporated in Malaysia are as follows:-


        Name of company                           Principal activity                            Effective interest
        ---------------                           ------------------                            ------------------
                                                                                                1998           1997
                                                                                                ----           ----
                                                                                                  %              %

        Perwimas Telecommunications               Developing and operating a                    60.33          63.00
          Sdn. Bhd.                               wireless broadband network
                                                  facility; and producing, hosting
                                                  and transmitting 2-way interactive
                                                  multimedia programs

        Vistel (Malaysia) Sdn. Bhd.               Investment holding                            51.00          51.00

        SUBSIDIARY COMPANIES OF
        PERWIMAS TELECOMMUNICATIONS SDN. BHD.

        MHSB Research &                            Establishing and operating                      -           60.00
        Development Sdn. Bhd.                      the wireless data
                                                   telecommunications network

        Vistel (Asia) Sdn. Bhd.                    Provision of education through                  -
                                                   distance learning                                           75.00

        Educasia Sdn. Bhd.                         Dormant                                         -          100.00

                                                                                            ---------      ----------
                                                                                            ---------      ----------


         All the subsidiary companies were audited by Messrs. CH Yap & Co.

ANIMATED ELECTRONIC INDUSTRIES SDN. BHD.
(Incorporated in Malaysia)

NOTES TO THE ACCOUNTS - 31 DECEMBER 1998

6.       NON TRADE DEBTORS AND DEPOSITS

         Included in this balance are the following significant balances owing by certain parties due to capital transactions undertaken by the Group and the Company during the financial year.

                                                                       THE GROUP                          THE COMPANY
                                                                 1998             1997             1998            1997
                                                                 ----             ----             ----            ----
                                                                  RM               RM               RM              RM

        Proceeds from sale of patent and design                  1,650,000              -                  -             -
        Proceeds from disposal of subsidiary
         companies                                               1,170,000              -                  -             -
        Proceeds from disposal of fixed assets                   4,852,500              -                  -             -
        Proceeds from part disposal of a
         subsidiary company                                     18,760,000              -         18,760,000             -
        Sales to a company in which a director
         has financial interest                                  3,965,000              -          3,965,000             -
                                                            ---------------    -----------    ---------------    ----------
                                                                30,397,500              -         22,725,000             -
                                                            ---------------    -----------    ---------------    ----------
                                                            ---------------    -----------    ---------------    ----------


         Under the terms and conditions of the respective Sale & Purchase Agreements, the amounts owing are repayable within 12 months from the date of transaction. At the date of the accounts, the above balances have not been settled by the respective parties. The Directors are of the opinion that the amount due will be settled within 12 months from the date of the transaction and they are fully recoverable.

7.       AMOUNT OWING TO ULTIMATE HOLDING COMPANY

         The ultimate holding company is LSH Asset Holdings Sdn. Bhd., a company incorporated in Malaysia, which holds 96.66% (1997: 40%) of its issued equities of the Company.

8.       AMOUNT OWING TO CORPORATE SHAREHOLDERS

         The amount owing to corporate shareholders for the comparative figure is unsecured, interest-free and has no fixed terms of repayment.

ANIMATED ELECTRONIC INDUSTRIES SDN. BHD.
(Incorporated in Malaysia)

NOTES TO THE ACCOUNTS - 31 DECEMBER 1998

9.       SHARE CAPITAL

                                                                              1998                1997
                                                                              ----                ----
                                                                               RM                  RM

        Ordinary shares of RM1 each:

        AUTHORISED:

        Balance brought forward                                                 500,000              500,000
        Created during the year                                               9,500,000                    -
                                                                         ---------------    -----------------
                                                                             10,000,000              500,000
                                                                         ---------------    -----------------
                                                                         ---------------    -----------------
        ISSUED AND FULLY PAID:
        Balance brought forward                                                 500,000              500,000
        Issued during the year at par for cash                                8,500,000                    -
                                                                         ---------------    -----------------
                                                                              9,000,000              500,000
                                                                         ---------------    -----------------
                                                                         ---------------    -----------------


10.      RETAINED PROFITS

         The Company has no tax credit under Section 108 of the Income Tax Act, 1967 to frank the payment of dividends out of its entire retained profits as at 31 December 1998 without incurring additional tax liability. If the retained profits were to be distributed as dividends, the Company would have a Section 108 shortfall of approximately RM7,763,000 (1997: RM960,000).

ANIMATED ELECTRONIC INDUSTRIES SDN. BHD.
(Incorporated in Malaysia)

NOTES TO THE ACCOUNTS - 31 DECEMBER 1998
11.         PROFIT FOR THE YEAR

                                                         1998               1997
                                                         ----               ----
                                                          RM                 RM

  This has been arrived at:

  AFTER CHARGING:

  Auditors' remuneration                                     8,000              4,500
  Amortisation of goodwill
   on consolidation                                        165,924            130,461
  Depreciation of fixed assets                             403,490              4,397
  Director's fee                                                 -             12,000
  Goodwill on consolidation written off                          -              2,538
  Hire purchase interest                                    44,606             67,015
  Loss on disposal of fixed assets
   to a subsidiary                                               -                  -
  Loss on disposal of subsidiaries                       2,015,240                  -
  Management fees paid to a subsidiary                           -                  -
  Interest charged by holding company                       29,385              2,594
  Rental of office                                         148,744             22,800

  AND CREDITING:
  Management fees received from
   a subsidiary company                                          -                  -
  Gain on disposal of associated
   Companies                                                     -          3,665,507
  Gain on part disposal of a subsidiary                 17,420,000                  -
  Gain on disposal of unquoted
   Investment                                               12,000                  -
  Gain on disposal of fixed assets                       3,251,961                  -
  Gain on disposal of patent and design                  1,630,000                  -
  Rental of motor vehicle                                    8,200                  -
  Rental of equipment to:

   -a former subsidiary company                              1,950                  -
   -company in which certain directors
     Have financial interest                                15,000                  -
  Rental from sub-let of office to:
   -a former subsidiary company                             53,229                  -
   - a subsidiary                                                -                  -
   -company in which certain directors
    Have financial interest                                 10,250                  -
                                                    ---------------     --------------
                                                    ---------------     --------------


ANIMATED ELECTRONIC INDUSTRIES SDN. BHD.
(Incorporated in Malaysia)

NOTES TO THE ACCOUNTS - 31 DECEMBER 1998

12.       TAX LOSSES

         There is no taxation charge on the Company's profit for the year due to certain income which is not subject to income tax.

         As at 31 December 1998, the Company has unabsorbed capital allowances and tax losses amounting to approximately RM74,000 (1997: RM2,000) and RM83,000 (1997: RM83,000) respectively, which can, subject to approval by the tax authorities, be carried forward and utilised to offset against future taxable profit of the Company.

         As at 31 December 1998, a subsidiary company have unabsorbed tax losses and capital allowances amounting to approximately RM1,743,000 (1997:
         RM1,623,000) and RM4,214,000 (1997: RM3,672,000) respectively, which can, subject to approval by the tax authorities, be carried forward and utilised to offset against future taxable profit of the respective subsidiary companies.

13.      RELATED PARTY TRANSACTIONS

                                                                    THE GROUP                       THE COMPANY
                                                              1998             1997            1998              1997
                                                              ----             ----            ----              ----
                                                               RM               RM              RM                RM

Sales of fixed assets to a subsidiary                                 -              -            27,575           718,020
Purchase of fixed assets from a subsidiary                            -              -                 -           450,000
Purchase of fixed assets from
 Holding company                                                995,597              -           554,000                 -
Purchase of patent and design
 from a director                                                 20,000              -                 -                 -
Management fees paid to a subsidiary                                  -              -                 -            69,253
Management fees received from a subsidiary                            -              -           120,000           120,000
Sales to a company in which certain
 Directors have financial interest                            3,965,000         22,962         3,965,000            22,962
Purchases from holding company                                3,926,000              -         3,926,000                 -
Sales of an associated company to a
 Subsidiary                                                           -              -                 -         3,000,000
Administrative and clerical fees received:
 - a subsidiary company                                               -              -            66,169                 -
 - a company in which a director has
   Financial interest                                            14,353              -            14,353                 -
                                                         ---------------    -----------    --------------    --------------
                                                         ---------------    -----------    --------------    --------------


ANIMATED ELECTRONIC INDUSTRIES SDN. BHD.
(Incorporated in Malaysia)

NOTES TO THE ACCOUNTS - 31 DECEMBER 1998

14. DIFFERENCES BETWEEN MALAYSIAN AND UNITED STATES GENERALLY ACCEPTED ACCOUNTING PRINCIPLES

The significant differences between generally accepted accounting principles
(GAAP) in Malaysia and in the United States are as follows:

         Under U.S. GAAP, When a transaction is material to the financial statements, it is acceptable to account for the transaction utilizing the installment sales method. During 1998, the Company sold certain assets that resulted in a significant gain. The payment for the assets is to be received within twelve months of the closing of the transaction. Due to the extended period of time prior to the Company receiving payment for the assets, the collection of the receivable becomes less probable, therefore it is acceptable under U.S. GAAP to defer the gain on the sale until such time the consideration has been received. The recorded gain of RM 21,905,143 has been recorded as a contra-asset against the amount due of RM 26,432,500.

         The significant differences in the consolidated profit and loss accounts for the year ended December 31, 1998 were as follows:


         Profit, after minority interest,
             following Malaysian GAAP                                RM   18,163,810
         Deferral gains on disposal of patents and designs                (1,630,000)
         Deferral gains on disposal of fixed assets                       (2,855,143)
         Deferral gains on disposal of subsidary company                 (17,420,000)
                                                                         ------------
         Net loss, following U.S. GAAP                                    (3,741,333)
                                                                         ------------
                                                                         ------------


         Under U.S. GAAP Certain components of revenues and income from operations are required to be disclosed.

                                                                                 1998                     1997
                                                                         ---------------------    ----------------------
Sales                                                                               3,971,742                    22,962
Cost of Sales                                                                     (3,931,539)                  (20,605)
                                                                         ---------------------    ----------------------
Gross Profit                                                                           40,203                     2,357
Operating Expenses                                                                  (211,487)                 (142,804)
Profit (loss) from operations                                                       (171,284)                 (140,447)
Other Income                                                                       17,664,522                 2,528,625
Minority Interest                                                                     721,809               (1,399,674)
                                                                         ---------------------    ----------------------
Profit for the year                                                                18,215,047                   988,504
                                                                         ---------------------    ----------------------
                                                                         ---------------------    ----------------------


ANIMATED ELECTRONIC INDUSTRIES SDN. BHD.
(Incorporated in Malaysia)

NOTES TO THE ACCOUNTS - 31 DECEMBER 1998

14. DIFFERENCES BETWEEN MALAYSIAN AND UNITED STATES GENERALLY ACCEPTED ACCOUNTING PRINCIPLES

         BASIC INCOME PER COMMON SHARE
         U.S. GAAP requires the presentation of basic earnings per share. Basic earning per share is calculated using income available to common shareowners divided by the weighted average of common shares outstanding during the year. Diluted earnings per share is similar to basic earnings per share except that the weighted average of common shares outstanding is increased to include the number of additional common shares that would have been outstanding if the dilutive potential common shares, such as options, had been issued. The Company has a simple capital structure and no outstanding options at December 31, 1998 and 1997 therefore, dilutive earnings per share are not applicable and accordingly have not been presented.

                                                                           1998                      1997
Net (loss) profit following U.S. GAAP                                 RM (3,741,333)            RM  2,254,419
                                                                   ---------------------     ---------------------
                                                                   ---------------------     ---------------------
Basic (loss) profit per share                                            RM (.42)                  RM 4.51
                                                                   ---------------------     ---------------------
                                                                   ---------------------     ---------------------
Basic weighted shares outstanding                                       9,000,000                  500,000
                                                                   ---------------------     ---------------------
                                                                   ---------------------     ---------------------


         the significant differences in the consolidated balance sheet at December 31, 1998 relative to U.S. GAAP were the recording of the deferred gain on the sale of assets in the amount of RM 21,905,143 as a contra account to the amount due on the sale.

                                      Per Malaysian GAAP              Adjustment            Per U.S. GAAP
Current assets                        RM         30,783,767              (21,905,143)       RM       8,878,624
Other noncurrent assets                           4,560,418                  -                       4,560,418
                                      ---------------------------     -----------------     ----------------------
                                      RM         35,344,185              (21,905,143)       RM      13,439,042
                                      ---------------------------     -----------------     ----------------------
                                      ---------------------------     -----------------     ----------------------
Current liabilities                   RM          3,296,700                  -              RM       3,296,700
Minority interest                                 2,221,354                  -                       2,221,354
Long-term liabilities                               472,895                  -                         472,895
                                      ---------------------------     -----------------     ----------------------
                                                  5,990,949                  -                       5,990,949

Share capital                                     9,000,000                  -                       9,000,000
Retained profits (deficit)                       20,353,236              (21,905,143)              ( 1,551,907)
                                      ---------------------------     -----------------     ----------------------
                                      RM   35,344,185                    (21,905,143)       RM      13,439,042
                                      ---------------------------     -----------------     ----------------------
                                      ---------------------------     -----------------     ----------------------


ANIMATED ELECTRONIC INDUSTRIES SDN. BHD.
(Incorporated in Malaysia)

NOTES TO THE ACCOUNTS - 31 DECEMBER 1998

       DIFFERENCES BETWEEN MALAYSIAN AND UNITED STATES GENERALLY
       ACCEPTED ACCOUNTING PRINCIPLES (Cont'd)

The significant differences in the consolidated cash flow statement for the year ended December 31, 1998 follows:

Net cash provided from (used by) in RM:

                                                      Operating             Investing           Financing
For the year ended December 31, 1998:

  Malaysian GAAP                                      (16,285,500)          7,902,103           8,383,459
Reconciling items:
  Decrease in profits using U.S. GAAP                 (21,905,143)          -                   -
  Increase in current liabilities for deferral
     of gain on sale of assets                        21,905,143            -                   -
  Gain on sale of assets                              7,672,500             -                   -
Cash not received for sale of patent and
   design                                             -                     (1,650,000)         -
Cash not received for sale of fixed assets            -                     (4,852,500)         -
Cash not received for disposal of
   subsidiary companies                               -                     (1,170,000)         -
                                                      ------------------    -----------------   ------------------
                                                      (8,613,000)              229,603          8,383,459
                                                      ------------------    -----------------   ------------------
                                                      ------------------    -----------------   ------------------


ADDITIONAL SIGNIFICANT ACCOUNTING POLICIES AND DISCLOSURES REQUIRED FOLLOWING U.S. GAAP:

USE OF ESTIMATES
The preparation of the financial statements in conformity with United States GAAP requires management to make estimates and assumptions that affect certain reported amounts of assets and liabilities, disclosures of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Accordingly, actual results could differ from those estimates.

CASH EQUIVALENTS
For the purpose of the statements of cash flows, the Company considers all highly liquid debt instruments purchased with an original maturity of three months or less to be cash equivalents.

ANIMATED ELECTRONIC INDUSTRIES SDN. BHD.
(Incorporated in Malaysia)

NOTES TO THE ACCOUNTS - 31 DECEMBER 1998

DIFFERENCES BETWEEN MALAYSIAN AND UNITED STATES GENERALLY
ACCEPTED ACCOUNTING PRINCIPLES (Cont"d)

ADDITIONAL SIGNIFICANT ACCOUNTING POLICIES AND DISCLOSURES REQUIRED FOLLOWING U.S. GAAP: (CONT'D)

RECENTLY ISSUED ACCOUNTING PRONOUNCEMENTS

The Company has adopted the following new accounting pronouncements for the year ended December 31, 1998. There was no effect on the financial statements presented from the adoption of the new pronouncements. SFAS No. 130, "Reporting Comprehensive Income," requires the reporting and display of total comprehensive income and its components in a full set of general-purpose financial statements. SFAS No. 131, "Disclosures about Segments of an Enterprise and Related Information," is based on the "management" approach for reporting segments. The management approach designates the internal organization that is used by management for making operating decisions and assessing performance as the source of the Company's reportable segments. SFAS No. 131 also requires disclosure about the Company's products, the geographic areas in which it earns revenue and holds long-lived assets, and its major customers. SFAS No. 132, "Employers' Disclosures about Pensions and Other Post-retirement Benefits," which requires additional disclosures about pension and other post-retirement benefit plans, but does not change the measurement or recognition of those plans.

YEAR 2000 COMPLIANCE

The Year 2000 issue (Y2K) is the result of computer programs written using two digits rather than four to define the applicable year. Any of the Company's computer and telecommunications programs that have date sensitive software may recognize a date using "00" as the year 1900 instead of 2000. This could result in system failure or miscalculations causing disruptions in operations, including the ability to process transactions, send invoices, or engage in similar normal business activities.

The Company has evaluated its Y2K issue and management believes that the Company's systems are substantially compliant and any costs to correct any minor anticipated problems would not have a material effect on the financial statements.

The Company cannot determine the extent to which the Company is vulnerable to third parties' failure to remediate their own Y2K problems. As a result, there can be no guarantee that the systems of other companies on which the Company's business relies will be timely converted, or that failure to convert by another company, or a conversion that is incompatible with the Company's systems, would have a material adverse affect on the Company. In view of the foregoing, there can be no assurance that the Y2K issue will not have a material adverse effect on the Company's business. ANIMATED ELECTRONIC INDUSTRIES SDN. BHD. (Incorporated in Malaysia)

ANIMATED ELECTRONIC INDUSTRIES SDN. BHD.
(Incorporated in Malaysia)

NOTES TO THE ACCOUNTS - 31 DECEMBER 1998

DIFFERENCES BETWEEN MALAYSIAN AND UNITED STATES GENERALLY
ACCEPTED ACCOUNTING PRINCIPLES (Cont"d)

ADDITIONAL SIGNIFICANT ACCOUNTING POLICIES AND DISCLOSURES REQUIRED FOLLOWING U.S. GAAP: (CONT'D)

DEFERRED TAXATION

At December 31, 1998, any deferred tax assets to be recognized related to net operating loss carryforwards as calculated using U.S. GAAP of approximately RM 1,551,907 would have been offset by a valuation allowance.

CONCENTRATIONS OF CREDIT RISK - Customers Approximately 30 percent and 25 percent of the Company's total revenues earned in 1998 and 1997 were from contracts with three customers and two customers, respectively.

LONG-TERM LIABILITIES

Long-term liabilities consisted of the following hire purchase creditors payable at December 31, 1998 at an interest rate of eight percent per annum, secured by equipment.

Maturities on the liability, subsequent to December 31, 1998 are as follows:

1999                                       RM  68,386
2000                                           84,078
2001                                           84,078
2002                                           87,078
2003 and thereafter                           220,661


ANIMATED ELECTRONIC INDUSTRIES SDN. BHD.
(Incorporated in Malaysia)

UNAUDITED FINANCIAL STATEMENTS
THREE MONTHS ENDED 31 MARCH 1999

CONTENTS

                                                                          PAGE
CONSOLIDATED BALANCE SHEET                                                 28

CONSOLIDATED PROFIT AND LOSS ACCOUNT                                       29

CONSOLIDATED CASH FLOW STATEMENT                                           30

NOTES TO THE ACCOUNTS                                                      31


ANIMATED ELECTRONIC INDUSTRIES SDN. BHD.
(Incorporated in Malaysia)

UNAUDITED CONSOLIDATED BALANCE SHEET AS AT 31 MARCH 1999
PRESENTED IN RINGGIT MALYASIA

                                                       Note       RM

                                                           3           2,286,173
FIXED ASSETS

                                                           5           2,115,537
GOODWILL ON CONSOLIDATION

CURRENT ASSETS

Stocks                                                                    25,649
Trade debtor                                                             900,500
Non trade debtors and deposits                                        30,840,061
Cash and bank balances                                                    14,637
                                                                  ---------------
                                                                      31,780,847
                                                                  ---------------

CURRENT LIABILITIES

Trade creditor                                                            55,000
Non trade creditors and accruals                                       1,190,141
Amount owing to a director                                 4           2,209,100
Hire purchase creditors                                                   35,877
                                                                  ---------------
                                                                       3,490,118
                                                                  ---------------

NET CURRENT ASSETS/(LIABILITIES)                                      28,290,729
                                                                  ---------------
                                                                      32,692,439
                                                                  ---------------
                                                                  ---------------

REPRESENTING:

SHARE CAPITAL                                              7           9,000,000

RETAINED PROFITS                                                      20,907,303

MINORITY INTEREST                                                      2,312,241

LONG TERM LIABILITIES

Hire purchase creditors                                                  472,895
                                                                  ---------------
                                                                      32,692,439
                                                                  ---------------
                                                                  ---------------


ANIMATED ELECTRONIC INDUSTRIES SDN. BHD.
(Incorporated in Malaysia)

UNAUDITED CONSOLIDATED PROFIT AND LOSS ACCOUNTS
PRESENTED IN RINGGIT MALYASIA

FOR THE THREE MONTHS ENDED 31 MARCH 1999


                                                                       RM
                                                                     942,654

REVENUE
                                                               --------------
                                                               --------------
                                                                     644,954

PROFIT/(LOSS) FOR THE YEAR

MINORITY INTEREST                                                   (90,887)
                                                               --------------
PROFIT ATTRIBUTABLE TO THE GROUP                                     554,067

ACCUMULATED PROFIT/(LOSSES)                                       20,353,236

BROUGHT FORWARD
                                                               --------------
RETAINED PROFITS CARRIED FORWARD                                  20,907,303
                                                               --------------
                                                               --------------
RETAINED BY:

The Company                                                       20,420,718
Subsidiary companies                                                 486,585
                                                               --------------
                                                                  20,907,303
                                                               --------------
                                                               --------------
Basic earnings per common share                                     RM   .07
                                                               --------------
                                                               --------------
Basic weighted shares outstanding                                  9,000,000
                                                               --------------
                                                               --------------


ANIMATED ELECTRONIC INDUSTRIES SDN. BHD.
(Incorporated in Malaysia)

UNAUDITED CONSOLIDATED CASH FLOW STATEMENT
PRESENTED IN RINGGIT MALYASIA

FOR THE THREE MONTHS ENDED 31 MARCH 1999

                                                                                            RM
CASH FLOWS FROM OPERATING ACTIVITIES
Profit for the year                                                                         644,954
Adjustment for:
Amortisation of goodwill                                                                     41,481
Gain on disposal of fixed assets                                                          (157,771)
                                                                                   -----------------
                                                                                            528,664

OPERATING PROFIT BEFORE WORKING CAPITAL CHANGES

Increase in trade and non-trade debtors                                                   (983,725)
Increase in trade and non-trade creditors                                                   225,926
                                                                                   -----------------
                                                                                          (229,135)

NET CASH USED IN OPERATING ACTIVITIES
                                                                                   -----------------


CASH FLOWS FROM INVESTING ACTIVITIES
Proceeds from disposal of fixed assets                                                      275,000
                                                                                   -----------------
                                                                                            275,000
NET CASH  GENERATED FROM INVESTING ACTIVITIES

                                                                                   -----------------
CASH FLOWS FROM FINANCING ACTIVITIES
Payment to hire purchase creditors                                                         (32,509)
                                                                                   -----------------
                                                                                           (32,509)
NET CASH USED IN FINANCING ACTIVITIES
                                                                                   -----------------
NET INCREASE IN CASH AND CASH EQUIVALENTS                                                    13,356
CASH AND CASH EQUIVALENTS AT BEGINNING OF THE YEAR                                            1,281
                                                                                   -----------------
CASH AND CASH EQUIVALENTS AT END OF THE YEAR                                                 14,637
                                                                                   -----------------
                                                                                   -----------------
REPRESENTED BY:

Cash and bank balances                                                                       14,637
                                                                                   -----------------
                                                                                   -----------------


ANIMATED ELECTRONIC INDUSTRIES SDN. BHD.

(Incorporated in Malaysia)

NOTES TO THE ACCOUNTS - 31 MARCH 1999

BASIS OF PRESENTATION

         The financial statements presented herein have been prepared by the Company in accordance with the accounting policies in its annual audited financial statements dated December 31, 1998 and should be read in conjunction with the notes thereto.

         In the opinion of management, all adjustments (consisting only of normal recurring adjustments) which are necessary to provide a fair presentation of operating results for the interim period presented have been made. The results of operations for the period presented are not necessarily indicative of the results to be expected for the year.

         Interim financial data presented herein are unaudited.

DIFFERENCES BETWEEN MALAYSIAN AND UNITED STATES GENERALLY
ACCEPTED ACCOUNTING PRINCIPLES

The significant differences between generally accepted accounting principles
(GAAP) in Malaysia and in the United States are as follows:

There were no significant differences between GAAP in Malaysia and U.S. GAAP for the three months ended March 31, 1999. However, there were significant differences as reported in the Company's audited statements at December 31, 1998. The following is the effect of those differences on the March 31, 1999 statements.


Retained profits-Malaysian GAAP                      RM    20,907,303
Retained deficit-U.S. GAAP                           RM      (997,840)
Current assets-Malaysian GAAP                        RM     31,780,847
Current assets-U.S. GAAP                             RM     9,875,704


RELATED PARTY TRANSACTIONS


                                                                      RM
                                                                  ------------
        Purchases from holding company                                 55,000
        Purchase of equipment from a subsidiary                             -
        Management fees received from a subsidiary                          -
        Administrative and clerical fees received:
        - a subsidiary company                                              -
        - a company in which a director has financial                  24,654
           Interest


SUBSEQUENT EVENT

         On 21 April 1999, the Company became a wholly owned subsidiary company of Kalan Gold Corporation, a company incorporated in the state of Colorado, USA.

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